March 31, 2000

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR

FUND                                                   DATED

Pioneer II                                             January 28, 2000
Pioneer Mid-Cap Fund                                   January 28, 2000
Pioneer Strategic Income Fund                          January 28, 2000
Pioneer High Yield Fund                                February 25, 2000
Pioneer Europe Fund                                    February 28, 2000
Pioneer Indo-Asia Fund                                 February 28, 2000
Pioneer Mid-Cap Value Fund                             February 28, 2000
Pioneer Equity-Income Fund                             February 28, 2000
Pioneer Small Company Fund                             February 28, 2000
Pioneer Limited Maturity Bond Fund                     March 29, 2000
Pioneer Emerging Markets Fund                          March 29, 2000
Pioneer International Growth Fund                      March 29, 2000
Pioneer Micro-Cap Fund                                 March 29, 2000
Pioneer Fund                                           May 3, 1999
Pioneer Cash Reserves Fund                             May 3, 1999
Pioneer America Income Trust                           May 3, 1999
Pioneer Real Estate Shares                             May 3, 1999
Pioneer Balanced Fund                                  May 3, 1999
Pioneer Tax-Free Income Fund                           May 3, 1999
Pioneer World Equity Fund                              July 29, 1999
Pioneer Growth Shares                                  October 11, 1999
Pioneer Bond Fund                                      October 28, 1999
Pioneer Tax-Managed Fund                               November 18, 1999
Pioneer Science & Technology Fund                      March 31, 2000

Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the fund's SAI. PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B shares sold by a dealer during a particular period. With respect to the above listed funds, PFD has elected to pay dealers an amount equal to 0.50% of the net asset value of the Class B shares sold from April 1, 2000 through June 30, 2000. In addition, PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.